EXHIBIT 32.2 CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric Fletcher, Chief Financial Officer of Hubei Pharmaceutical Group Ltd. (the "Company"), certify that:

1. The Annual Report on Form 10-KSB of the Company for the year ended January 31st, 2004 as filed with the Securities and Exchange Commission on May 17th, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ E. H. (Eric) FLETCHER
Chief Financial Officer
July 12th, 2004


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